UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

☒ Filed by the Registrant	☐ Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

PIEDMONT NATURAL GAS COMPANY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

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The following was posted on Piedmont Natural Gas Company, Inc.’s internal website for employees on November 23, 2015:

Questions about the Duke Acquisition

Q:	What will happen to the Piedmont Natural Gas brand after the acquisition?
A:	As a wholly owned subsidiary of Duke Energy, Piedmont Natural Gas will keep its name and brand. Our headquarters will remain at Piedmont Town Center in Charlotte, and we will maintain our large presence in the Charlotte area.

Q:	How will Piedmont be involved in Duke’s plans to grow natural gas infrastructure?
A:	Although the exact structural design and leadership team is still to be decided, we expect Piedmont’s current executive operating team to manage the combined natural gas portfolio as a separate operating unit of Duke, including:

●	Our current operations in the Carolinas and Tennessee
●	Duke’s existing natural gas operations in Ohio and Kentucky
●	Existing pipeline investments, such as the Atlantic Coast Pipeline and Sabal Trail
●	Other growth projects in the natural gas sector

Q:	What approvals will be needed to complete the acquisition?
A:	There are several stakeholders who will need to approve the acquisition:

1.    Piedmont shareholders

2.    The North Carolina Utilities Commission, because Piedmont is a regulated utility

3.    The Federal Trade Commission, due to antitrust regulations

Because the process of obtaining regulatory approval takes time, we do not have a closing date scheduled, but we expect completion to take place by the end of 2016.

Q:	Does the merger agreement place any restrictions on Piedmont’s operations in 2016?
A:	Although there are a few constraints listed in the merger agreement, Piedmont will continue operating normally, consistent with our fiscal year 2016 business objectives and budget. According to the operational restrictions stated in the merger agreement, Piedmont generally cannot:

●	Enter into a new line of business
●	Make material changes to current contracts
●	Execute new material contracts
●	Sell material amounts of assets

Q:	Will Piedmont’s fiscal year change as a result of the acquisition?
A:	Duke has the option to change Piedmont’s fiscal year after the acquisition to coincide with their fiscal year end, which is December 31.

Q:	Why didn’t Piedmont let employees know about the acquisition prior to the press release?
A:	As a public company, federal regulations prevented us from informing you about the acquisition before the information was public to all shareholders. This is why Piedmont did not inform employees prior to the news release going out at 6:30 a.m. on October 26. That said, Piedmont communicated this information as soon as possible (essentially at the same time as the news release) by sending an all-employee email and posting the news release on the Intranet.

Q:	If I am not offered a job with Duke Energy, will I be given any severance benefits?
A:	As the integration process moves forward and any such details are developed, we will communicate that information to employees.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. In connection with the proposed merger transaction, Piedmont Natural Gas Company, Inc. (“Piedmont”) filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on November 23, 2015, and intends to file other relevant materials with the SEC, including a proxy statement in definitive form. PIEDMONT URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DUKE ENERGY CORPORATION (“DUKE ENERGY”), PIEDMONT AND THE PROPOSED MERGER. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of Piedmont’s proxy statement (when it becomes available) may be obtained free of charge from Piedmont Natural Gas Company, Inc., Corporate Secretary, 4720 Piedmont Row Drive Charlotte, North Carolina, 28210. Investors and security holders may also read and copy any reports, statements and other information filed by Piedmont with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Piedmont and its respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Piedmont’s directors and executive officers is available in its proxy statement filed with the SEC on January 6, 2015 in connection with its 2015 annual meeting of shareholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on management’s beliefs and assumptions.

These forward-looking statements are identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” “potential,” “forecast,” “target,” “guidance,” “outlook,” and similar expressions.

Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger involving Duke Energy or Piedmont, including future financial and operating results, Duke Energy’s or Piedmont’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts.

Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: the ability to obtain the requisite approvals of Piedmont’s shareholders; the risk that Duke Energy or Piedmont may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the merger may not be satisfied; the timing to consummate the proposed merger; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on merger-related issues; and the effect of changes in governmental regulations. Additional risks and uncertainties are identified and discussed in Duke Energy’s and Piedmont’s and their respective subsidiaries’ reports filed with the SEC and available at the SEC’s website at www.sec.gov. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than described. Neither Duke Energy nor Piedmont undertakes any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.